UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2016

HOST HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

Host Hotels & Resorts, Inc. (“Host” or the “Company”) held its Annual Meeting of Stockholders on May 12, 2016. Stockholders were asked to vote on six proposals: the election of directors, the ratification of KPMG LLP as Host’s auditors for 2016, an advisory vote to approve executive compensation, approval of a charter amendment providing stockholders the concurrent power to amend the Company’s bylaws, approval of a charter amendment reducing the threshold required for stockholders to call a special meeting and approval of an amended and restated employee stock purchase plan increasing the shares reserved for issuance.

Proposal 1 – Election of Directors

Final votes regarding the election of nine directors for terms expiring at the 2017 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one year term.

	FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
Mary L. Baglivo	660,518,632	3,646,131	26,722,340
Sheila C. Bair	661,645,352	2,535,568	26,706,183
Terence C. Golden	644,707,596	19,452,293	26,727,214
Ann McLaughlin Korologos	614,426,096	49,749,140	26,711,867
Richard E. Marriott	659,585,264	4,605,835	26,696,004
John B. Morse, Jr.	642,946,327	21,216,674	26,724,102
Walter C. Rakowich	659,161,895	4,994,540	26,730,668
Gordon H. Smith	660,483,380	3,679,613	26,724,110
W. Edward Walter	655,622,148	8,526,210	26,738,745

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

Final votes on the ratification of the appointment of KPMG LLP as independent auditors of Host to serve for the 2016 calendar year are set forth below. Accordingly, the appointment of KPMG LLP was ratified.

FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
688,560,207	2,078,928	247,968

Proposal 3 – Advisory Vote on Executive Compensation

The final non-binding, advisory votes to approve the compensation of Host’s named executive officers are set forth below. Accordingly, the proposal was approved by 91.5% of the votes cast.

FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
606,927,600	56,731,640	27,227,863

Proposal 4 – Approval of a Charter amendment providing stockholders the concurrent power to amend the Company’s Bylaws

Final votes on the charter amendment providing stockholders the concurrent power to amend the Company’s bylaws are set forth below. The approval of the charter amendment requires the affirmative vote of at least two-thirds of all the votes entitled to be cast on the proposal. Accordingly, the charter amendment was approved.

FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
663,624,630	424,964	26,837,509

Proposal 5 – Approval of a Charter amendment reducing the threshold required for stockholders to call a special meeting

Final votes on the charter amendment reducing the threshold for stockholders to call a special meeting are set forth below. The approval of the charter amendment requires the affirmative vote of at least two-thirds of all the votes entitled to be cast on the proposal. Accordingly, the charter amendment was approved.

FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
663,274,868	739,241	26,872,994

Proposal 6 – Approval of an amended and restated employee stock purchase plan increasing the shares reserved for issuance

Final votes on the amended and restated employee stock purchase plan increasing the shares reserved for issuance are set forth below. Approval of the plan requires the affirmative vote of a majority of votes cast on the proposal at the annual meeting. Accordingly, the plan was approved.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
662,782,462	1,361,099	190,762	26,552,780

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC. (Registrant)

Date: May 13, 2016	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller